CORPORATE RESTRUCTURING COSTS	12 Months Ended
Dec. 31, 2016
Restructuring and Related Activities [Abstract]
CORPORATE RESTRUCTURING COSTS
CORPORATE RESTRUCTURING COSTS
In mid-2015, the Company commenced a business restructuring and transformation initiative to reduce overall costs and maximize the effectiveness and efficiency of our existing operations.
Restructuring costs consist primarily of severance and expected future losses under lease commitments. In 2015, the Company incurred $122 million before tax of restructuring costs and recorded a provision of $87 million before tax related to planned severance costs in 2016 and 2017 and expected future losses under lease commitments.
In 2016, an additional provision of $44 million before tax was recorded related to changes to the expected future losses under lease commitments. Approximately $157 million and $22 million was recorded in Plant operating costs and other in the Consolidated statement of income for the years ended December 31, 2015 and 2016, respectively. In 2015, $58 million was recorded in Revenues in the Consolidated statement of income related to costs that were recoverable through regulatory and tolling structures. In addition, $44 million and $22 million was recorded as a Regulatory asset on the Consolidated balance sheet at December 31, 2015 and 2016, respectively, as these amounts are expected to be recovered through regulatory and tolling structures in future periods, and $8 million was capitalized in 2015 to projects impacted by the corporate restructuring.
Changes in the restructuring liability were as follows:

(millions of Canadian $)	Employee Severance	Lease Commitments	Total

Restructuring liability as at December 31, 2015	60	27	87
Restructuring charges	—	44	44
Cash payments	(24)	(8)	(32)
Restructuring Liability as at December 31, 2016	36	63	99